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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

               Date of Report (Date of earliest event reported):
                               October 23, 2000


                               FILM ROMAN, INC.
                 --------------------------------------------
              (Exact name of Registrant as specified in charter)

           Delaware                     000-29642            95-4585357
  (State or other jurisdiction         (Commission         (IRS Employer
       of incorporation)               File Number)       Identification No.)

                        12020 Chandler Blvd., Suite 200
                       North Hollywood, California 91607
              --------------------------------------------------
             (Address of Principal Executive Offices)  (ZIP Code)

                                (818) 761-2544
                 --------------------------------------------
              Registrant's Telephone Number, Including Area Code

                                      N/A
            -------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

        On October 23, 2000, Film Roman, Inc. issued a press release regarding a 51% stake in Film Roman to be acquired by Pentamedia Graphics, Ltd. A copy of the release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (a)  Not applicable.
        (b)  Not applicable.
        (c)  Exhibits.

             (1) 99.1 Press Release dated October 23, 2000, of Registrant.


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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   FILM ROMAN, INC.


                                   By:          /s/ John Hyde
                                      ------------------------------------
                                      John Hyde, President and
                                      Chief Executive Officer and Director

Dated:  October 23, 2000

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                                 EXHIBIT INDEX



Exhibit       Description
-------       --------------

99.1          Press Release dated October 23, 2000, of Registrant